Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [•], 2014, is made by and among:

i.                  Virtu Financial, Inc., a Delaware corporation (the “Company”);

ii.               TJMT Holdings LLC (f/k/a Virtu Holdings LLC), a Delaware limited liability company, and the other Persons who execute the signature pages hereto under the heading “Viola Holders” (the “Viola Holders”);

iii.            SLP III EW Feeder I, L.P., a Delaware limited partnership (the “SL Stockholder”), and Silver Lake Technology Associates III, L.P., a Delaware limited partnership, Silver Lake Partners III DE (AIV III), L.P., a Delaware limited partnership, and Silver Lake Technology Investors III, L.P., a Delaware limited partnership (collectively, the “SL Members” and, together with the SL Stockholder, the “SL Holders”);

iv.           Virtu Employee Holdco LLC, a Delaware limited liability company, and Virtu East MIP LLC, a Delaware limited liability company (together, the “Management Vehicles”); and

v.              the other Persons who execute the signature pages hereto under the heading “Additional Holders” (collectively with the Management Vehicles, the “Other Holders”).

The Viola Holders, SL Holders and Other Holders are each referred to herein as a “Holder” and are collectively referred to herein as the “Holders”.  In addition, the Holders and the Company are each referred to herein as a “Party” and are collectively referred to herein as the “Parties”.

WHEREAS, pursuant to a Reorganization Agreement, dated as of the date hereof, by and among the Company, Virtu Financial (as defined below) and the other Persons listed on the signature pages thereto, the Company has effected a series of reorganization transactions (the “Reorganization Transactions”);

WHEREAS, after giving effect to the Reorganization Transactions, (i) the Viola Holders own non-voting common interest units (“Virtu Financial Units”) in Virtu Financial LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Virtu Financial”), together with shares of the Company’s Class D common stock, $0.00001 par value per share (the “Class D Common Stock”), which are exchangeable from time to time at the option of the Viola Holders for shares of the Company’s Class B common stock, $0.00001 par value per share (the “Class B Common Stock”), pursuant to an Exchange Agreement, dated as of the date hereof, by and among the Company, Virtu Financial and the other Persons listed on the signature pages thereto (the “Exchange Agreement”), and (ii) the SL Members and Other Holders own Virtu Financial Units together with shares of the Company’s Class C common stock, $0.00001 par value per share (the “Class C Common Stock”), which are exchangeable from time to time at the option of the respective holders (subject to certain vesting restrictions in the case of the Other Holders) for shares of the Company’s Class A common stock, $0.00001 par value per share (the “Class A Common Stock”), pursuant to the Exchange Agreement and (iii) the SL Stockholder owns shares of Class A Common Stock;

WHEREAS, in connection with the Reorganization Transactions, Virtu Financial, the Company and the Holders have entered into the Second Amended and Restated Limited Liability Company Agreement of Virtu Financial (the “LLC Agreement”);

WHEREAS, the Company has priced an initial public offering of shares of its Class A Common Stock (the “IPO”) pursuant to an Underwriting Agreement, dated as of the date hereof; and

WHEREAS, in connection with the Reorganization Transactions and the IPO, the Company has agreed to provide the Holders with certain registration rights with respect to their Registrable Securities, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions contained in this Agreement, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.1                               Definitions.  The following terms shall have the following respective meanings:

“Agreement” has the meaning set forth in the preamble.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

“Class A Common Stock” has the meaning set forth in the recitals.

“Class B Common Stock” has the meaning set forth in the recitals.

“Class C Common Stock” has the meaning set forth in the recitals.

“Class D Common Stock” has the meaning set forth in the recitals.

“Common Stock” means the Class A Common Stock.

“Company” has the meaning set forth in the preamble.

“Continuance Notice” has the meaning set forth in Section 2.6(c).

“Cutback Trigger Offering” has the meaning set forth in Section 2.1(f).

“Demand” has the meaning set forth in Section 2.1(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Disclosure Package” means (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information that is deemed, under Rule 159 under the Securities Act, to have been conveyed to purchasers of securities at the time of sale (including a contract of sale).

“Electing Registration Party” has the meaning set forth in Section 2.6(c).

“Employee Holders” means the Other Holders and any Transferees thereof, provided such Transferee enters into a joinder agreement and, if applicable, a spousal consent, substantially in the forms attached hereto as Annex B and Annex C, respectively.

“Exchange” means (i) the exchange of shares of Class D Common Stock together with Virtu Financial Units for shares of Class B Common Stock, pursuant to the Exchange Agreement, and the further conversion of such shares of Class B Common Stock into shares of Common Stock and (ii) the exchange of shares of Class C Common Stock together with Virtu Financial Units for shares of Common Stock, pursuant to the Exchange Agreement.

“Exchange Agreement” has the meaning set forth in the recitals.

“Exchange Registration” has the meaning set forth in Section 3.1.

“Exchange Registration Statement” has the meaning set forth in Section 3.1.

“Form S-3 Registration Statement” has the meaning set forth in Section 2.3(b).

“Form S-3 Shelf Registration Statement” has the meaning set forth in Section 2.3(b).

“Free Writing Prospectus” means any “free writing prospectus,” as defined in Rule 405 under the Securities Act.

“Holder” has the meaning set forth in the preamble.

“Initiating Shelf Holder” has the meaning set forth in the Section 2.4(a).

“IPO” has the meaning set forth in the recitals.

“LLC Agreement” has the meaning set forth in the recitals.

“Management Vehicles” has the meaning set forth in the preamble.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 2.4(b).

“Non-Marketed Take-Down Share” has the meaning set forth in Section 2.4(d).

“Non-Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 2.4(c).

“Non-Marketed Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2.4(d).

“Non-Marketed Underwritten Shelf Take-Down Piggyback Election” has the meaning set forth in Section 2.4(c).

“Notice Recipient” has the meaning set forth in Section 2.4(c).

“Other Holders” has the meaning set forth in the preamble.

“Other Securities” means Common Stock of the Company sought to be included in a registration other than Registrable Securities.

“Parties” has the meaning set forth in the preamble.

“Piggyback Notice” has the meaning set forth in Section 2.2(a).

“Public Offering” means a public offering of Common Stock pursuant to an effective registration statement (other than on Form S-4 or Form S-8 or their respective equivalents) filed by the Company under the Securities Act.

“Registrable Securities” means shares of Common Stock owned by the Holders, whether now held or hereinafter acquired, including any shares of Common Stock issuable or issued upon conversion or exchange of other securities of the Company or any of its Subsidiaries (“Overlying Securities”), including upon an Exchange or by way of unit or stock dividend or unit or stock split, or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization, until:  (i) a registration statement covering such shares of Common Stock or applicable Overlying Securities has been declared effective by the SEC and such shares of Common Stock or applicable Overlying Securities have been disposed of pursuant to such effective registration statement; (ii) such shares of Common Stock or applicable Overlying Securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met; or (iii) (A) such shares of Common Stock or applicable Overlying Securities are otherwise Transferred to a non-Affiliate of the Transferor, (B) the Company has delivered a new certificate or other evidence of ownership for such shares of Common Stock or applicable Overlying Securities not bearing a restrictive legend and (C) such shares of Common Stock or applicable Overlying Securities may be resold without limitation or subsequent registration under the Securities Act.

“Registration Expenses” means any and all expenses incident to performance of or compliance with any registration of securities pursuant to Article II (other than underwriting discounts and commissions), including (i) the fees, disbursements and expenses of the Company’s counsel and accountants, including for special audits and comfort letters; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state “blue sky” securities laws, including the reasonable fees and disbursements of one counsel for the underwriters and the Selling Holders in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) all expenses, including filing fees, incident to securing any required review by FINRA of the terms of the sale of the securities to be disposed of; (vi) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities; (ix) all expenses with respect to road shows that the Company is obligated to pay pursuant to Section 2.7(o); and (x) the reasonable fees and disbursements of one counsel for the Registration Parties participating in the registration (which counsel shall be chosen by the participating Registration Party, other than the Viola Registration Parties, that then holds the most Registrable Securities) incurred in connection with any such registration and any offering of Common Stock relating to such registration, including Shelf-Take Downs (as defined below).

“Registration Party” means any SL Registration Party or any Viola Registration Party.

“Reorganization Transactions” has the meaning set forth in the recitals.

“Selling Holder” means, with respect to any registration statement, any Holder whose Registrable Securities are included therein.

“Shelf Holder” means any Holder whose Registrable Securities are included in the Form S-3 Shelf Registration Statement.

“Shelf Take-Down” has the meaning set forth in Section 2.4(a).

“SL Holder” has the meaning set forth in the preamble.

“SL Member” has the meaning set forth in the preamble.

“SL Registration Party” means any SL Holder or any of its respective Transferees under Section 2.1(c) holding Registrable Securities.

“SL Stockholder” has the meaning set forth in the preamble.

“Underwritten Shelf Take-Down” has the meaning set forth in Section 2.4(b).

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2.4(b).

“Virtu Financial” has the meaning set forth in the recitals.

“Virtu Financial Units” has the meaning set forth in the recitals.

“Viola Holders” has the meaning set forth in the preamble.

“Viola Registration Party” means any Viola Holder or any of its respective Transferees under Section 2.1(c) holding Registrable Securities.

“Withdrawn Offering” has the meaning set forth in Section 2.6(c).

Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the LLC Agreement.

ARTICLE II

REGISTRATION RIGHTS

2.1                               Demand Rights.

(a)                                 Demand Rights.  Subject to the terms and conditions of this Agreement (including Section 2.1(b)), at any time after consummation of the IPO, upon written notice delivered by a Viola Registration Party or a SL Registration Party (a “Demand”) at any time requesting that the Company effect the registration (a “Demand Registration”) under the Securities Act of any or all of the Registrable Securities held by such Registration Party, which Demand shall specify the number and type of such Registrable Securities to be included in such registration and the intended method or methods of disposition of such Registrable Securities, the Company shall, as promptly as reasonably practicable, give written notice of such Demand to all other Holders and shall, as promptly as reasonably practicable at any time after the expiration of the lockup agreements delivered pursuant to the Underwriting Agreement, file the appropriate registration statement and use reasonable best efforts to effect the registration under the Securities Act and applicable state securities laws of (i) the Registrable Securities which the Company has been so requested to register for sale by such Registration Party in the Demand, and (ii) all other Registrable Securities which the Company has been requested to register for sale by such other Holders by written request given to the Company within 20 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), in each case subject to Section 2.1(f), all to the extent required to permit the disposition (in accordance with such intended methods of disposition) of the Registrable Securities to be so registered for sale.  Notwithstanding the foregoing, in the event the method of disposition is an underwritten offering, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the Holders with a majority of the Registrable Shares participating in the registration and by the requesting Registration Party) to the extent provided in this Agreement, and all Holders proposing to distribute their Registrable Shares through such underwriting shall (together with the Company as provided in Section 2.7) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(b)                                 Limitations on Demand Rights.  The Viola Registration Parties shall be entitled to make seven Demands under Section 2.1(a) and the SL Registration Parties shall be entitled to make three Demands under Section 2.1(a), subject in each case to Section 2.6(c); provided, that any Viola Registration Party or SL Registration Party shall only be entitled to make a Demand pursuant to Section 2.1(a) if such Registration Party is requesting the registration of Registrable Securities held by it and its Affiliates that are Registration Parties with an aggregate estimated market value of at least $50 million.  No registration effected pursuant to Section 2.2 or Section 2.3 and no Shelf Take-Down pursuant to Section 2.4 shall be counted as the making of a Demand for purposes of Section 2.1(a); provided, that, subject to Section 2.6(c), a request for a Marketed Underwritten Shelf Take-Down (as defined below) pursuant to Section 2.4(b) shall count as one Demand.  For the avoidance of doubt, a demand for shelf registration made together with a request for a Marketed Underwritten Shelf Take-Down shall together constitute a single Demand.

(c)                                  Assignment.  In connection with the Transfer of Registrable Securities to any Person, a Registration Party or Other Holder may assign to any Transferee of such Registrable Securities (i) the right to make one or more Demands pursuant to Section 2.1(a) and (ii) the right to participate in or effect any registration and/or Shelf Take-Down pursuant to the terms of Section 2.1(a)(ii), Section 2.2, Section 2.3 and Section 2.4, in each case to the extent that such Transferor has such rights.  In the event of any such assignment, references to the Registration Parties in Section 2.1, Section 2.2, Section 2.3 and Section 2.4 shall be deemed to refer to such Transferee if such Transferee is making any Demand or otherwise exercising its registration rights hereunder.  In each of the foregoing cases, in the event the relevant Registration Party or Other Holder assigns, directly or indirectly, any registration rights to any Person as contemplated in this Section 2.1(c) in connection with a Transfer of Registrable Securities, the Registration Party or Other Holder shall, as a condition to any such assignment, require such Transferee to enter into a Joinder Agreement in the form attached hereto as Annex B to become party to this Agreement and expressly be subject to Section 2.12 and/or Section 3.4 herein, as applicable.  If any such Transferee is an individual and married, such relevant Registration Party or Other Holder shall, as a condition to such Transfer, cause such Transferee to deliver to the Company a duly executed copy of a Spousal Consent in the form attached hereto as Annex C.  In the event of any such assignment, references to the Registration Party or Other Holder in Section 2.12 shall be deemed to refer to such Transferee.  In addition, in each of the foregoing cases, the relevant Registration Party or Other Holder, as applicable, shall, as promptly as reasonably practicable, give written notice of any such assignment to the Company and, in the case of an assignment by a Registration Party, the other Registration Parties in accordance with the LLC Agreement or, to the extent applicable to such other Registration Parties, to the addresses and other contact information set forth on Annex A to this Agreement.  For the avoidance of doubt, any registration rights or allocations provided under this Agreement to a SL Holder may be assigned by such SL Holder without limitation to any other SL Holder.

(d)                                 Company Blackout Rights.  With respect to any registration statement filed, or to be filed, including any amendment, renewal or replacement thereof, pursuant to this Section 2.1, if (i) the board of directors of the Company determines in good faith after consultation with outside counsel that such registration would cause the Company to disclose material non-public information, which disclosure (x) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (y) would not be required to be made at such time but for the filing or effectiveness of such registration statement and (z) would be materially detrimental to the Company or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other similar transaction involving the Company or any of its Subsidiaries, and that, as a result of such potential disclosure or interference, it is in the best interests of the Company to defer the filing or effectiveness of such registration statement at such time or suspend the Selling Holders’ use of any prospectus which is a part of the registration statement, and (ii) the Company furnishes to the Selling Holders a certificate signed by the chief executive officer of the Company to that effect, then the Company shall have the right to defer such filing or effectiveness or suspend the continuance of such effectiveness for a period of not more than 135 days (in which event, in the case of a suspension, such Selling Holder shall discontinue sales of Registrable Securities pursuant to such registration statement); provided, that the Company shall not use this right, together with any other deferral or suspension of the Company’s obligations under Section 2.1 or Section 2.3, more than once in any 12-month period. The Company shall as promptly as reasonably practicable notify the Selling Holders of the expiration of any period during which it exercised its rights under this Section 2.1(d).  The Company agrees that, in the event it exercises its rights under this Section 2.1(d), it shall, as promptly as reasonably practicable following the expiration of the applicable deferral or suspension period, file or update and use its reasonable best efforts to cause the effectiveness of, as applicable, the applicable deferred or suspended registration statement or prospectus which is a part of the registration statement.

(e)                                  Fulfillment of Registration Obligations.  Notwithstanding any other provision of this Agreement, a registration requested pursuant to this Section 2.1 shall not be deemed to have been effected and the Registration Party that issued the Demand shall not be deemed to have used one of its Demands for purposes of Section 2.1(b):  (i) if the registration statement is withdrawn without becoming effective; (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other Governmental Authority for any reason other than a misrepresentation or an omission by a Selling Holder that is the Registration Party, or an Affiliate of the Registration Party (other than the Company and its controlled Affiliates), that made the Demand relating to such registration and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement; (iii) if the registration does not contemplate an underwritten offering, if it does not remain effective for at least 180 days (or such shorter period as will terminate when all securities covered by such registration statement have been sold or withdrawn); or if such registration statement contemplates an underwritten offering, if it does not remain effective for at least 180 days plus such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by Applicable Law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer; or (iv) in the event of an underwritten offering, if the conditions to closing (including any condition relating to an overallotment option) specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some wrongful act or omission by a Selling Holder that is the Registration Party, or an Affiliate of the Registration Party, that made the Demand relating to such registration.

(f)                                   Cutbacks in Demand Registration.  If the lead underwriter or managing underwriter advises the Company in writing (with a copy to each Selling Holder) that, in such firm’s good faith view, the number of Registrable Securities and Other Securities requested to be included in a Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Registrable Securities and Other Securities then contemplated, the Company shall include in such registration:

(1)                                 first, Registrable Securities owned by the Registration Parties that are requested to be included in such registration pursuant to Section 2.1(a) and that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such fully vested Registrable Securities owned by the Viola Registration Parties and the SL Registration Parties seeking or requesting inclusion in such registration; provided, that until and including the offering that is counted under Section 2.1(b) as the third Demand under this Agreement (the “Cutback Trigger Offering”), such Registrable Securities that are allocable to the Registration Parties in the aggregate pursuant to the preceding portion of this clause (1) shall be allocated among the Registration Parties as follows:  (x) first, 50% to the Viola Registration Parties seeking or requesting inclusion in such registration and 50% to the SL Registration Parties seeking or requesting inclusion in such registration, until either such Viola Registration Parties, on the one hand, or such SL Registration Parties, on the other hand, have been allocated all their Registrable Securities sought or requested to be included in such registration, and (y) thereafter, 100% to the remaining Registration Parties seeking or requesting inclusion in such registration;

(2)                                 second, Registrable Securities owned by the Other Holders that are requested to be included in such registration pursuant to Section 2.1(a) and that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such fully vested Registrable Securities owned by the Other Holders requesting inclusion in such registration; and

(3)                                 third, the Other Securities owned by any holder thereof with a contractual right to include such Other Securities in such registration that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such fully vested Other Securities owned by the Persons requesting inclusion in such registration.

2.2                               Piggyback Registration Rights.

(a)                                 Notice and Exercise of Rights.  If the Company at any time proposes or is required to register any of its Common Stock or any other Equity Securities under the Securities Act (other than a Demand Registration pursuant to Section 2.1 or a registration pursuant to Section 2.3 or Article III), whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, subject to the last sentence of this Section 2.2(a), it shall at each such time give written notice (the “Piggyback Notice”), as promptly as reasonably practicable, to each Holder of its intention to do so, which Piggyback Notice shall specify the number of shares of such Common Stock or other Equity Securities to be included in such registration.  Upon the written request of any Holder made within 20 days after receipt of the Piggyback Notice by such Person (which request shall specify the number of Registrable Securities intended to be disposed of), subject to the other provisions of this Article II, the Company shall effect, in connection with the registration of such Common Stock or other Equity Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register; provided, that in no event shall the Company be required to register pursuant to this Section 2.2 any securities other than Common Stock.  Notwithstanding anything to the contrary contained in this Section 2.2, the Company shall not be required to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities on Forms S-4 or S-8 (or any similar or successor form providing for the registration of securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans) or any other form that would not be available for registration of Registrable Securities.

(b)                                 Determination Not to Effect Registration.  If at any time after giving such Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration the Company shall determine for any reason not to register the securities originally intended to be included in such registration, the Company may, at its election, give written notice of such determination to the Selling Holders and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of securities originally intended to be included in such registration, without prejudice, however, to the right of a Viola Registration Party or a SL Registration Party immediately to request that such registration be effected as a registration under Section 2.1 (including a shelf registration under Section 2.3) to the extent permitted thereunder.

(c)                                  Cutbacks in Company Offering.  If the registration referred to in the first sentence of Section 2.2(a) is to be an underwritten registration on behalf of the Company, and the lead underwriter or managing underwriter advises the Company in writing (with a copy to each Selling Holder) that, in such firm’s good faith view, the number of Other Securities and Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities and Registrable Securities then contemplated, the Company shall include in such registration:

(1)                                 first, all securities proposed to be registered on behalf the Company;

(2)                                 second, Registrable Securities owned by the Registration Parties that are requested to be included in such registration pursuant to this Section 2.2 and that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such fully vested Registrable Securities owned by the Viola Registration Parties and the SL Registration Parties requesting inclusion in such registration; provided, that, until the Cutback Trigger Offering, such Registrable Securities that are allocable to the Registration Parties in the aggregate pursuant to the preceding portion of this clause (2) shall be allocated among the Registration Parties as follows:  (x) first, 50% to the Viola Registration Parties requesting inclusion in such registration and 50% to the SL Registration Parties requesting inclusion in such registration, until either such Viola Registration Parties, on the one hand, or such SL Registration Parties, on the other hand, have been allocated all their Registrable Securities sought or requested to be included in such registration, and (y) thereafter, 100% to the remaining Registration Parties seeking or requesting inclusion in such registration;

(3)                                 third, Registrable Securities owned by the Other Holders that are requested to be included in such registration pursuant to this Section 2.2 and that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such fully vested Registrable Securities owned by the Other Holders requesting inclusion in such registration; and

(4)                                 fourth, the Other Securities that are requested to be included in such registration pursuant to the terms of any agreement providing for registration rights to which the Company is a party that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such Other Securities owned by the Persons requesting inclusion in such registration.

(d)                                 Cutbacks in Other Offerings. If the registration referred to in the first sentence of Section 2.2(a) is to be an underwritten registration other than on behalf of the Company, and the lead underwriter or managing underwriter advises the Selling Holders in writing (with a copy to the Company) that, in such firm’s good faith view, the number of Registrable Securities and Other Securities requested to be included in such registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Registrable Securities and Other Securities then contemplated, the Company shall include in such registration:

(1)                                 first, the Other Securities held by any holder thereof with a contractual right to include such Other Securities in such registration prior to any other Person;

(2)                                 second, Registrable Securities owned by the Registration Parties that are requested to be included in such registration pursuant to this Section 2.2 and that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such fully vested Registrable Securities owned by the Viola Registration Parties and the SL Registration Parties requesting inclusion in such registration; provided, that until the Cutback Trigger Offering, such Registrable Securities that are allocable to the Registration Parties in the aggregate pursuant to the preceding portion of this clause (2) shall be allocated among the Registration Parties as follows:  (x) first, 50% to the Viola Registration Parties requesting inclusion in such registration and 50% to the SL Registration Parties requesting inclusion in such registration, until either such Viola Registration Parties, on the one hand, or such SL Registration Parties, on the other hand, have been allocated all their Registrable Securities sought or requested to be included in such registration, and (y) thereafter, 100% to the remaining Registration Parties seeking or requesting inclusion in such registration;

(3)                                 third, Registrable Securities owned by the Other Holders that are requested to be included in such registration pursuant to this Section 2.2 and that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such fully vested Registrable Securities owned by the Other Holders requesting inclusion in such registration; and

(4)                                 fourth, the Other Securities that are requested to be included in such registration pursuant to the terms of any agreement providing for registration rights to which the Company is a party that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such Other Securities owned by the Persons requesting inclusion in such registration.

(e)                                  IPO.  The Parties agree that the provisions of this Section 2.2 shall not apply to the IPO.

2.3                               Form S-3 Registration.

(a)                                 Notwithstanding anything in Section 2.1 or Section 2.2 to the contrary, in case the Company shall receive from any Viola Registration Party or any SL Registration Party a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Registration Party (which shall not constitute a Demand), and the Company is then eligible to use Form S-3 for the resale of Registrable Securities, the Company shall:

(1)                                 as promptly as reasonably practicable, give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(2)                                 as promptly as reasonably practicable, file and use reasonable best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registration Party’s Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.3 (or, with respect to a request under Section 2.4, any Shelf Take-Down pursuant to Section 2.4):

(A)                               if Form S-3 is not available for such offering by the Registration Parties;

(B)                               solely with respect to filing and causing the effectiveness of a registration on Form S-3 or effecting a Marketed Underwritten Shelf Take-Down, if the Registration Parties, together with the Holders of any Registrable Securities entitled to inclusion in such registration (or Marketed Underwritten Shelf Take-Down, as applicable), propose to sell Registrable Securities at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $50 million;

(C)                               if (i) the board of directors of the Company determines in good faith after consultation with outside counsel that such Form S-3 registration would cause the Company to disclose material non-public information, which disclosure (x) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (y) would not be required to be made at such time but for the filing or effectiveness of such registration statement and (z) would be materially detrimental to the Company or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other similar transaction involving the Company or any of its Subsidiaries, and that, as a result of such potential disclosure or interference, it is in the best interests of the Company to defer the filing or effectiveness of such registration statement (or, with respect to a Shelf Take-Down under Section 2.4, the sale of securities of the Company pursuant to such Form S-3 registration statement) at such time, and (ii) the Company furnishes to the Registration Parties a certificate signed by the chief executive officer of the Company to that effect, then the Company shall have the right to defer such filing of the Form S-3 registration statement (or Shelf Take-Down) for a period of not more than 120 days after receipt of the request of the Registration Party under this Section 2.3 (or Section 2.4, as applicable); provided, that the Company shall not use this right, together with any other deferral or suspension of the Company’s obligations under Section 2.1 or Section 2.3, more than once in any 12-month period.  The Company shall as promptly as reasonably practicable notify the Selling Holders of the expiration of any period during which it exercised its rights under this Section 2.3(a)(2)(C).  The Company agrees that, in the event it exercises its rights under this Section 2.3(a)(2)(C), it shall, as promptly as reasonably practicable following the expiration of the applicable deferral period, file or update and use its reasonable best efforts to cause the effectiveness of, as applicable, the applicable deferred registration statement (or Shelf Take-Down);

(D)                               solely with respect to filing and causing the effectiveness of a registration on Form S-3, subject to Section 2.3(d), if the Company has, within the 120-day period preceding the date of such request, already effected one registration on Form S-3 for a Registration Party pursuant to this Section 2.3 (but, for the avoidance of doubt, regardless of whether any Shelf Take-Downs have been effected during such period); provided, that any such registration shall be deemed to have been “effected” if the registration statement relating thereto (x) has become or been declared or ordered effective under the Securities Act, and any of the Registrable Securities of the Registration Party included in such registration have actually been sold thereunder, and (y) has remained effective for a period of at least 180 days in the case of a registration on Form S-3 for a Viola Registration Party or a SL Registration Party; or

(E)                                in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(b)                                 Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities so requested to be registered, as promptly as reasonably practicable, after receipt of the request or requests of the Registration Party and the other Holders (the “Form S-3 Registration Statement”) and any such Holder may request inclusion of a plan of distribution in accordance with Section 2.7(i) and/or that such Form S-3 Registration Statement constitute a shelf offering on a delayed or continuous basis in accordance with Rule 415 under the Securities Act (a “Form S-3 Shelf Registration Statement”), in which case the provisions of Section 2.4 shall also be applicable.

(c)                                  If the Viola Registration Parties or the SL Registration Parties intend to distribute the Registrable Securities covered by their request under this Section 2.3 by means of a Marketed Underwritten Shelf Take-Down pursuant to Section 2.4(b), they shall so advise the Company as a part of their request made pursuant to this Section 2.3 and, subject to the limitations set forth in Section 2.3(a), the Company shall include such information in the written notice referred to in Section 2.3(a).  In such event, the right of any Holder to include Registrable Securities in such registration (or Underwritten Shelf Take-Down, as applicable) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the Holders with a majority of the Registrable Securities participating in the registration and by the requesting Registration Party) to the extent provided in this Agreement.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.7) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  Notwithstanding any other provision of this Section 2.3 or Section 2.4, if the lead underwriter or managing underwriter advises the Company in writing (with a copy to each Selling Holder) that, in such firm’s good faith view, the number of Registrable Securities and Other Securities requested to be included in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Registrable Securities and Other Securities then contemplated, the Company shall include in such offering:

(1)                                 first, Registrable Securities owned by the Viola Registration Parties and the SL Registration Parties that are requested to be included in such offering pursuant to Section 2.3 and Section 2.4 and that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such Registrable Securities owned by the Viola Registration Parties and the SL Registration Parties seeking such inclusion in such offering; provided, that until and including the Cutback Trigger Offering, such Registrable Securities that are allocable to the Registration Parties in the aggregate pursuant to the preceding portion of this clause (1) shall be allocated among the Registration Parties as follows:  (x) first, 50% to the Viola Registration Parties seeking inclusion in such offering and 50% to the SL Registration Parties seeking inclusion in such offering, until either such Viola Registration Parties, on the one hand, or such SL Registration Parties, on the other hand, have been allocated all their Registrable Securities sought or requested to be included in such offering, and (y) thereafter, 100% to the remaining Registration Parties seeking or requesting inclusion in such offering;

(2)                                 second, Registrable Securities owned by the Other Holders that are requested to be included in such offering pursuant to Section 2.3 and Section 2.4 and that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such fully vested Registrable Securities owned by the Other Holders seeking inclusion in such offering; and

(3)                                 third, the Other Securities owned by any holder thereof with a contractual right to include such Other Securities in such offering that can be sold without having the significant adverse effect referred to above, pro rata on the basis of the relative number of such fully vested Other Securities owned by the Persons seeking inclusion in such offering.

(d)                                 Notwithstanding the foregoing, if the Company shall receive from any Holders of Registrable Securities then outstanding a written request or requests under Section 2.3 that the Company effect a registration statement on Form S-3 that includes only those items and that information that is required to be included in parts I and II of such Form, and does not include any additional or extraneous items of information (e.g., a lengthy description of the Company or the Company’s business) (an “Ordinary S-3 Registration Statement”), then Section 2.3(a)(2)(D) shall not apply to such Ordinary S-3 Registration Statement request.

(e)                                  Upon the written request of any Viola Registration Party or SL Registration Party (which shall not constitute a Demand), prior to the expiration of effectiveness of any existing Form S-3 Shelf Registration Statement in accordance with Rule 415, the Company shall file and seek the effectiveness of a new Form S-3 Shelf Registration Statement in order to permit the continued offering of the Registrable Securities included under such existing Form S-3 Shelf Registration Statement.

2.4                               Shelf Take-Downs.

(a)                                 Any Selling Holder of Registrable Securities included in a Form S-3 Shelf Registration Statement (an “Initiating Shelf Holder”) may initiate an offering or sale of all or part of such Registrable Securities (a “Shelf Take-Down”), in which case the provisions of this Section 2.4 shall apply.

(b)                                 If an Initiating Shelf Holder who is a Viola Registration Party or a SL Registration Party so elects in a written request delivered to the Company (an “Underwritten Shelf Take-Down Notice”), a Shelf Take-Down may be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”) and, subject to the limitations set forth in the proviso to Section 2.3(a)(2) as modified by Section 2.3(d), the Company shall file and effect an amendment or supplement to its Form S-3 Shelf Registration Statement (including the filing of a supplemental prospectus) for such purpose as promptly as reasonably practicable; provided, that any such Marketed Underwritten Shelf Take-Down shall, subject to Section 2.6(c), be deemed to be, for purposes of Section 2.1(b), a Demand.  Such Initiating Shelf Holder shall indicate in such Underwritten Shelf Take-Down Notice whether it intends for such Underwritten Shelf Take-Down to involve a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the underwriters over a period of at least 48 hours (a “Marketed Underwritten Shelf Take-Down”).  Upon receipt of an Underwritten Shelf Take-Down Notice indicating that such Underwritten Shelf Take-Down will be a Marketed Underwritten Shelf Take-Down, the Company shall as promptly as reasonably practicable (but in any event no later than two Business Days after receipt of such Marketed Underwritten Shelf Take-Down Notice) give written notice of such Marketed Underwritten Shelf Take-Down to all other Shelf Holders and shall permit the participation of all such Shelf Holders that request inclusion in such Marketed Underwritten Shelf Take-Down who respond in writing within five days after the receipt of such notice of their election to participate.  The provisions of Section 2.3(c) (other than the first sentence thereof) shall apply with respect to the right of the Initiating Shelf Holder and any other Shelf Holder to participate in any Underwritten Shelf Take-Down.

(c)                                  If the Initiating Shelf Holder desires to effect an Underwritten Shelf Take-Down that does not constitute a Marketed Underwritten Shelf Take-Down (a “Non-Marketed Underwritten Shelf Take-Down”), the Initiating Shelf Holder shall so indicate in a written request delivered to the Company no later than two Business Days prior to the expected date of such Non-Marketed Underwritten Shelf Take-Down, which request shall include (i) the total number of Registrable Securities expected to be offered and sold in such Non-Marketed Underwritten Shelf Take-Down, (ii) the expected plan of distribution of such Non-Marketed Underwritten Shelf Take-Down, (iii) the action or actions required (including the timing thereof) in connection with such Non-Marketed Underwritten Shelf Take-Down (including the delivery of one or more stock certificates representing shares of Registrable Securities to be sold in such

Non-Marketed Underwritten Shelf Take-Down) and (iv) at the option and in the sole discretion of such Initiating Shelf Holder, an election that such Non-Marketed Underwritten Shelf Take-Down shall be subject to Section 2.4(d) (a “Non-Marketed Underwritten Shelf Take-Down Piggyback Election”), and, subject to the limitations set forth in the proviso to Section 2.3(a)(2) as modified by Section 2.3(d), the Company shall file and effect an amendment or supplement to its Form S-3 Shelf Registration Statement (including the filing of a supplemental prospectus) for such purpose as promptly as reasonably practicable (and in any event within three Business Days).

(d)                                 Upon receipt from any Viola Registration Party or SL Registration Party of a written request pursuant to Section 2.4(c) that contains an affirmative Non-Marketed Underwritten Shelf Take-Down Piggyback Election, the Company shall provide written notice (a “Non-Marketed Underwritten Shelf Take-Down Notice”) of such Non-Marketed Underwritten Shelf Take-Down promptly to all Holders (other than the requesting Registration Party), which Non-Marketed Underwritten Shelf Take-Down Notice shall set forth (i) the total number of Registrable Securities expected to be offered and sold in such Non-Marketed Underwritten Shelf Take-Down, (ii) the expected plan of distribution of such Non-Marketed Underwritten Shelf Take-Down, (iii) that each recipient of such Non-Marketed Underwritten Shelf Take-Down Notice (each, a “Notice Recipient”) shall have the right, upon the terms and subject to the conditions set forth in this Section 2.4(d), to elect to sell up to its Non-Marketed Take-Down Share (as defined below) and (iv) the action or actions required (including the timing thereof, which for the avoidance of doubt shall not require any delay in the expected date of such Non-Marketed Underwritten Shelf Take-Down or extension of the Company’s obligation to file and effect an amendment or supplement to its Form S-3 Shelf Registration Statement as soon as practicable (and in any event within two Business Days) of the Initiating Shelf Holder’s Non-Marketed Underwritten Shelf Taken-Down request pursuant to Section 2.4(c)) in connection with such Non-Marketed Underwritten Shelf Take-Down with respect to each Notice Recipient that elects to exercise such right (including the delivery of one or more stock certificates representing shares of Registrable Securities held by such Notice Recipient to be sold in such Non-Marketed Underwritten Shelf Take-Down).  Upon receipt of such Non-Marketed Underwritten Shelf Take-Down Notice, each such Notice Recipient may elect to sell up to its Non-Marketed Take-Down Share with respect to each such Non-Marketed Underwritten Shelf Take-Down, by taking such action or actions referred to in clause (iv) above in a timely manner.  If the Viola Registration Parties or the SL Registration Parties do not elect to sell all of their respective Non-Marketed Take-Down Share, the unelected portion of such Non-Marketed Take-Down Share shall be allocated to the other Holders, pro rata based on their respective Non-Marketed Take-Down Shares.  Notwithstanding the delivery of any Non-Marketed Underwritten Shelf Take-Down Notice, all determinations as to whether to complete any Non-Marketed Underwritten Shelf Take-Down and as to the timing, manner, price and other terms of any Non-Marketed Underwritten Shelf Take-Down contemplated by Section 2.4(d) shall be at the discretion of the Initiating Shelf Holder.  “Non-Marketed Take-Down Share” shall mean, with respect to any Non-Marketed Underwritten Shelf Take-Down subject to this Section 2.4(d) and each Initiating Shelf Holder and each other Notice Recipients delivering such notice with respect to and participating in such Non-Marketed Underwritten Shelf Take-Down subject to this Section 2.4(d), a number determined as follows:

(x) in the case of all participating Registration Parties collectively, an aggregate number equal to the product of the following: (i) the total number of Registrable Securities to be included in such Non-Marketed Underwritten Shelf Take-Down and (ii) a fraction, the numerator of which is the total number of Registrable Securities beneficially owned by the participating Registration Parties in the aggregate, and the denominator of which is the total number of Registrable Securities beneficially owned by the Initiating Shelf Holder and all the other Notice Recipients delivering such a notice and participating in such Non-Marketed Underwritten Shelf Take-Down; and such aggregate number shall be allocated among the participating Registration Parties pro rata on the basis of the relative number of Registrable Securities owned by the participating Registration Parties; provided, that until the Cutback Trigger Offering, the Registrable Securities that are allocable to the participating Registration Parties in the aggregate pursuant to the preceding portion of this clause (x) shall be allocated among the participating Registration Parties as follows:  (A) first, 50% to the Viola Registration Parties requesting inclusion in such Non-Marketed Underwritten Shelf Take-Down and 50% to the SL Registration Parties requesting inclusion in such Non-Marketed Underwritten Shelf Take-Down, until either such Viola Registration Parties, on the one hand, or such SL Registration Parties, on the other hand, have been allocated all their Registrable Securities sought or requested to be included in such Non-Marketed Underwritten Shelf Take-Down, and (B) thereafter, 100% to the remaining Registration Parties seeking or requesting inclusion in such Non-Marketed Underwritten Shelf Take-Down; and

(y) in the case of each other participating Notice Recipient, a number equal to the product of the following:  (i) the total number of Registrable Securities to be included in such Non-Marketed Underwritten Shelf Take-Down and (ii) a fraction, the numerator of which is the total number of Registrable Securities beneficially owned by such participating Notice Recipient, and the denominator of which is the total number of Registrable Securities beneficially owned by the Initiating Shelf Holder and all the other Notice Recipient delivering such a notice and participating in such Non-Marketed Underwritten Shelf Take-Down.

2.5                               Selection of Underwriters.  In the event that any registration pursuant to this Article II (other than a registration under Section 2.2) shall involve, in whole or in part, an underwritten offering, the underwriter or underwriters shall be designated by the Registration Party (or in the case of a Shelf Take-Down, the Initiating Shelf Holder) that requested such underwritten offering in accordance with this Article II, which underwriter or underwriters shall be reasonably acceptable to the Company.

2.6                               Withdrawal Rights; Expenses.

(a)                                 A Selling Holder may withdraw all or any part of its Registrable Securities from any registration or offering (including a registration effected pursuant to Section 2.1) by giving written notice to the Company of its request to withdraw at any time.  Except in the case of a withdrawal of Registrable Securities made within 30 days of receipt by such Selling Holder of a certificate or notice from the Company that it will defer the filing or effectiveness of a registration statement pursuant to Section 2.1(d) or Section 2.3(a)(2)(C), the Company shall be entitled to reimbursement for any SEC registration fees incurred by the Company in connection with the registration of the Registrable Securities so withdrawn (unless such registration fees can be used in connection with the registration of other securities by the Company, including in connection with a future registration).  In the case of a withdrawal, any Registrable Securities so withdrawn shall be reallocated among the remaining participants in accordance with the applicable provisions of this Agreement.

(b)                                 Except as provided in this Agreement, the Company shall pay all Registration Expenses with respect to a particular offering (or proposed offering).  Except as provided herein, each Selling Holder and the Company shall be responsible for its own fees and expenses of financial advisors and their internal administrative and similar costs, as well as their respective pro rata shares of underwriters’ commissions and discounts, which shall not constitute Registration Expenses.

(c)                                  If the Registration Party that requested a Demand Registration or a Marketed Underwritten Shelf Take-Down pursuant to Section 2.1 or Section 2.4 withdraws all of its Registrable Securities from such Demand Registration or Marketed Underwritten Shelf Take-Down (a “Withdrawn Offering”), the other Registration Party(ies) or the Company may, in any of their sole discretion, elect within two Business Days thereafter to have the Company continue such Withdrawn Offering by giving written notice of such election to the Company and/or the other Registration Parties (a “Continuance Notice”), in which case such Withdrawn Offering shall proceed in accordance with the applicable provisions of this Agreement as if such Withdrawn Offering had been initiated by the Party providing the Continuance Notice (which, for the avoidance of doubt, shall not cause any new notice or consent period with respect to other Holders to occur under this Agreement and shall not otherwise change the requirements for and timing of any notices and consents under this Agreement as they then exist with respect to such Withdrawn Offering).  If a Continuance Notice is provided by a Registration Party (the “Electing Registration Party”), for the purpose of the limits on number of Demands set forth in Section 2.1(b), such Withdrawn Offering shall count as use of one Demand by such Electing Registration Party and shall not count as use of a Demand by the Registration Party that originally requested such Withdrawn Offering.  If a Continuance Notice is provided by the Company, such Withdrawn Registration shall not count as use of a Demand for any Registration Party for the purpose of the limits on number of Demands set forth in Section 2.1(b).  If no Continuance Notice is timely provided with respect to a Withdrawn Offering, the Company shall abandon the Withdrawn Offering, and such Withdrawn Offering shall count as use of one Demand by the Registration Party that originally requested such Withdrawn Offering for the purpose of the limits on number of Demands set forth in Section 2.1(b), unless such Registration Party elects in writing to bear the Registration Expenses for such Withdrawn Offering.

2.7                               Registration and Qualification.  If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in this Article II, the Company shall as promptly as practicable:

(a)                                 Registration Statement.  (i) Prepare and (as promptly as reasonably practicable thereafter and in any event no later than 20 days after the end of the applicable period specified in Section 2.1(a), Section 2.2(a) or Section 2.3(a)(2) within which requests for registration may be given to the Company) file a registration statement under the Securities Act relating to the Registrable Securities to be offered and use reasonable best efforts to cause such registration statement to become effective as promptly as practicable thereafter, and keep such registration statement effective for 180 days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for sales of such Registrable Securities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, until (A) the Selling Holders have sold all of such Registrable Securities or (B) no Registrable Securities then exist; (ii) furnish to the lead underwriter or underwriters, if any, and to the Selling Holders who have requested that Registrable Securities be covered by such registration statement, prior to the filing thereof with the SEC, a copy of the registration statement, and each amendment thereof, and a copy of any prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act); and (iii) use reasonable best efforts to reflect in each such document, when so filed with the SEC, such comments as such Persons reasonably may on a timely basis propose;

(b)                                 Amendments; Supplements.  Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be (i) reasonably requested by any Selling Holder (to the extent such request relates to information relating to such Selling Holder), or (ii) necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) if a Form S-3 registration, the expiration of the applicable period specified in Section 2.7(a) and, if not a Form S-3 registration, the applicable period specified in Section 2.1(e)(iii); provided, that any such required period shall be extended for such number of days (x) during any period from and including the date any written notice contemplated by paragraph (f) below is given by the Company until the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by paragraph (f) below or written notice that the use of the prospectus may be resumed, as the case may be, and (y) during which the offering of Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court; provided, further, that the Company shall have no obligation to a Selling Holder participating on a “piggyback” basis pursuant to Section 2.1(a) or Section 2.2 in a registration statement that has become effective to keep such registration statement effective for a period beyond 180 days from the effective date of such registration statement.  The Company shall respond, as promptly as reasonably practicable, to any comments received from the SEC and request acceleration of effectiveness, as promptly as reasonably practicable, after it learns that the SEC will not review the registration statement or after it has satisfied comments received from the SEC.  With respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the

Selling Holders of the Registrable Securities covered by such registration statement, which Free Writing Prospectuses or other materials shall be subject to the review of counsel to such Selling Holders, and make all required filings of all Free Writing Prospectuses with the SEC;

(c)                                  Copies.  Furnish to the Selling Holders and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus, summary prospectus and Free Writing Prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Selling Holders or such underwriter may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other Governmental Authority or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

(d)                                 Blue Sky.  Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Selling Holders and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)                                  Delivery of Certain Documents.  (i) Furnish to each Selling Holder and to any underwriter of such Registrable Securities an opinion of counsel for the Company (which opinion (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, or, in the case of a non-underwritten offering, to the Selling Holders) addressed to each Selling Holder and any underwriter of such Registrable Securities and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the applicable registration statement) covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings, (ii) furnish to each Selling Holder and any underwriter of such Registrable Securities a “cold comfort” and “bring-down” letter addressed to each Selling Holder and any underwriter of such Registrable Securities and signed by the independent public accountants who have audited the financial statements of the Company included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other matters as any Selling Holder may reasonably request and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements and (iii) cause such authorized officers of the Company to execute customary certificates as may be requested by any Selling Holder or any underwriter of such Registrable Securities;

(f)                                   Notification of Certain Events; Corrections.  Promptly notify the Selling Holders and any underwriter of such Registrable Securities in writing (i) of the occurrence of any event as a result of which the registration statement or the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and (iii) if for any other reason it shall be necessary to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in any such case as promptly as reasonably practicable thereafter, prepare and file with the SEC an amendment or supplement to such registration statement or prospectus which will correct such statement or omission or effect such compliance;

(g)                                  Notice of Effectiveness.  Notify the Selling Holders and the lead underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as promptly as reasonably practicable after notice thereof is received by the Company (i) when the applicable registration statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed, (ii) of any comments by the SEC, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threat of any proceedings for such purposes and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(h)                                 Stop Orders.  Use its reasonable best efforts to prevent the entry of, and use its reasonable best efforts to obtain as promptly as reasonably practicable the withdrawal of, any stop order with respect to the applicable registration statement or other order suspending the use of any preliminary or final prospectus;

(i)                                     Plan of Distribution.  Promptly incorporate in a prospectus supplement or post-effective amendment to the applicable registration statement such information as any Selling Holder requests (subject to the agreement of the lead underwriter or underwriters, if any) be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as promptly as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(j)                                    Other Filings.  Use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other Governmental Authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(k)                                 FINRA Compliance.  Cooperate with each Selling Holder and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(l)                                     Listing.  Use its reasonable best efforts to cause all such Registrable Securities registered pursuant to such registration to be listed and remain on each securities exchange and automated interdealer quotation system on which identical securities issued by the Company are then listed;

(m)                             Transfer Agent; Registrar; CUSIP Number.  Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the applicable registration statement;

(n)                                 Compliance; Earnings Statement.  Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to each Selling Holder, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the applicable registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(o)                                 Road Shows.  To the extent reasonably requested by the lead or managing underwriters in connection with an underwritten offering pursuant to Section 2.1 or a Form S-3 underwritten offering pursuant to Section 2.3 and Section 2.4(b), send appropriate officers of the Company to attend any “road shows” scheduled in connection with any such underwritten offering, with all out of pocket costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company;

(p)                                 Certificates.  Unless the relevant securities are issued in book-entry form, furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to this Article II unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by any Selling Holder or the underwriters of such Registrable Securities (it being understood that the Selling Holders shall use reasonable best efforts to arrange for delivery to the Depository Trust Company); and

(q)                                 Reasonable Best Efforts. Use reasonable best efforts to take all other steps necessary to effect the registration and offering of the Registrable Securities contemplated hereby.

2.8                               Underwriting; Due Diligence.

(a)                                 If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article II, the Company shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.9, and agreements as to the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 2.7(e).  The Selling Holders on whose behalf the Registrable

Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders and the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such Selling Holders to the extent applicable.  Subject to the following sentence, such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant.  No Selling Holder shall be required in any such underwriting agreement or related documents to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding such Selling Holder’s title to Registrable Securities and any written information provided by the Selling Holder to the Company expressly for inclusion in the related registration statement, and the liability of any Selling Holder under the underwriting agreement shall be several and not joint and in no event shall the liability of any Selling Holder under the underwriting agreement be greater in amount than the dollar amount of the proceeds received by such Selling Holder under the sale of the Registrable Securities pursuant to such underwriting agreement (net of underwriting discounts and commissions).

(b)                                 In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article II, the Company shall make available upon reasonable notice at reasonable times and for reasonable periods for inspection by each Selling Holder, by any lead underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent retained by any Selling Holder or any lead underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and use its reasonable best efforts to cause all of the Company’s officers, directors and employees and the independent public accountants who have certified the Company’s financial statements to make themselves reasonably available to discuss the business of the Company and to supply all information reasonably requested by any such Selling Holders, lead underwriters, attorneys, accountants or agents in connection with such registration statement as shall be necessary to enable them to exercise their due diligence responsibility (subject to entry by each party referred to in this clause (b) into customary confidentiality agreements in a form reasonably acceptable to the Company).

(c)                                  In the case of an underwritten offering requested by the Registration Parties pursuant to Section 2.1 or Section 2.3 or an Underwritten Shelf Take-Down pursuant to Section 2.4, the price, underwriting discount and other financial terms for the Registrable Securities of the related underwriting agreement shall be determined by the Registration Party exercising its Demand.  In the case of any underwritten offering of securities by the Company pursuant to Section 2.2, such price, discount and other terms shall be determined by the Company, subject to the right of Selling Holders to withdraw their Registrable Securities from the registration pursuant to Section 2.6(a).

(d)                                 Subject to Section 2.8(a), no Person may participate in an underwritten offering (including an Underwritten Shelf Take-Down) unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the

Persons entitled to approve such arrangements and (ii) completes and executes all customary questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreement and other documents reasonably required under the terms of such underwriting arrangements.

2.9                               Indemnification and Contribution.

(a)                                 Indemnification by the Company.  In the case of each offering of Registrable Securities made pursuant to this Article II, the Company agrees to indemnify and hold harmless, to the extent permitted by Applicable Law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls or is alleged to control (within the meaning set forth in the Securities Act) any of the foregoing Persons, the Affiliates of each of the foregoing (other than the Company and its controlled Affiliates), and the officers, directors, partners, members, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney’s fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary, final or summary prospectus included therein) or in the Disclosure Package, or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Person (which information shall be limited to the name of such Person, the address of such Person, the number of shares of Common Stock held by such Person, the number of shares of Common Stock being offered by such Person in the offering and the nature of the beneficial ownership of the Common Stock owned by such Person) furnished in writing to the Company by or on behalf of such Person expressly for inclusion in the registration statement (or in any preliminary, final or summary prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person and shall survive the transfer of such securities.

(b)                                 Indemnification by Selling Holders.  In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration and/or piggyback rights under this Agreement, agrees, severally and not jointly, to indemnify and hold harmless, to the extent permitted by Applicable Law, the Company, each other Selling Holder and each Person, if any, who controls or is alleged to control (within the meaning set forth in the Securities Act) any of the foregoing, any Affiliate of any of the foregoing, and the officers, directors, partners, members, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney’s fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement made by such Selling Holder of a material fact contained in the registration statement (or in any preliminary, final or summary prospectus included therein) or in the Disclosure Package relating to the offering and sale of such Registrable Securities prepared by the Company or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that such untrue statement of a material fact occurs in reliance upon and in conformity with, or such material fact is omitted from, information relating to such Selling Holder (which information shall be limited to the name of such Selling Holder, the address of such Selling Holder, the number of shares of Common Stock held by such Selling Holder, the number of shares of Common Stock being offered by such Selling Holder in the offering and the nature of the beneficial ownership of the Common Stock owned by such Person) furnished in writing to the Company by or on behalf of such Selling Holder expressly for inclusion in such registration statement (or in any preliminary, final or summary prospectus included therein) or Disclosure Package, or any amendment thereof or supplement thereto.

(c)                                  Indemnification Procedures.  Each Party entitled to indemnification under this Section 2.9 shall give notice to the Party required to provide indemnification, as promptly as reasonably practicable, after such indemnified Party has actual knowledge that a claim is to be made against the indemnified Party as to which indemnity may be sought, and shall permit the indemnifying Party to assume the defense of such claim or litigation resulting therefrom and any related settlement and settlement negotiations, subject to the limitations on settlement set forth below; provided, that counsel for the indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the indemnified Party (whose approval shall not unreasonably be withheld, conditioned or delayed), and the indemnified Party may participate in such defense at such Party’s expense; and provided, further, that the failure of any indemnified Party to give notice as provided in this Agreement shall not relieve the indemnifying Party of its obligations under this Section 2.9, except to the extent the indemnifying Party is actually prejudiced by such failure to give notice.  Notwithstanding the foregoing, an indemnified Party shall have the right to retain separate counsel, with the reasonable fees and expenses of such counsel being paid by the indemnifying Party, if representation of such indemnified Party by the counsel retained by the indemnifying Party would be inappropriate due to actual or potential differing interests between such indemnified Party and any other party represented by such counsel or if the indemnifying Party has failed to assume the defense of such action.  No indemnified Party shall enter into any settlement of any litigation commenced or threatened with respect to which indemnification is or may be sought without the prior written consent of the indemnifying Party (such consent not to be unreasonably withheld, conditioned or delayed).  No indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Party of a release, reasonably satisfactory to the indemnified Party, from all liability in respect to such claim or litigation.  Each indemnified Party shall furnish such information regarding itself or the claim in question as an indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)                                 Contribution.  If the indemnification provided for in this Section 2.9 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified Party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying Party shall, in lieu of indemnifying such indemnified Party, contribute to the amount paid or payable by such indemnified Party as a result of such loss, liability, cost, claim or damage in such proportion as shall be appropriate to reflect the relative fault of the indemnifying Party on the one hand and the indemnified Party on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying Party on the one hand or the indemnified Party on the other, the intent of the Parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by an indemnified Party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified Party in connection with investigating or defending any such action or claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 2.9(d) to the contrary, no indemnifying Party (other than the Company) shall be required pursuant to this Section 2.9(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying Party from the sale of Registrable Securities in the offering to which the losses of the indemnified Parties relate exceeds the amount of any damages which such indemnifying Party has otherwise been required to pay by reason of such untrue statement or omission.  The Parties agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 2.9(d).

(e)                                  Indemnification/Contribution under State Law.  Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.9 (with appropriate modifications) shall be given by the Company and the Selling Holders with respect to any required registration or other qualification of securities under any state Applicable Law or with any Governmental Authority.

(f)                                   Obligations Not Exclusive; Priority.  The obligations of the Parties under this Section 2.9 shall be in addition to any liability which any Party may otherwise have to any other Person.

(g)                                  Survival.  For the avoidance of doubt, the provisions of this Section 2.9 shall survive any termination of this Agreement.

(h)                                 Limitation of Selling Holder Liability.  The liability of any Selling Holder under this Section 2.9 shall be several and not joint and in no event shall the liability of any Selling Holder under this Section 2.9 be greater in amount than the dollar amount of the proceeds, net of underwriting discounts and commissions, received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification/contribution obligation.

(i)                                     Third Party Beneficiary.  Each of the indemnified Persons referred to in this Section 2.9 shall be a third party beneficiary of the rights conferred to such Person in this Section.

2.10                        Cooperation; Information by Selling Holder.

(a)                                 It shall be a condition of each Selling Holder’s rights under this Article II that such Selling Holder cooperate with the Company by entering into any undertakings and taking such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of FINRA or which are otherwise customary and which the Company or the underwriters may reasonably request to effectuate the offering.

(b)                                 Each Selling Holder shall furnish to the Company such information regarding such Selling Holder and the distribution proposed by such Selling Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article II.  The Company shall have the right to exclude from the registration any Selling Holder that does not comply with this Section 2.10.

(c)                                  At such time as an underwriting agreement with respect to a particular underwriting is entered into, the terms of any such underwriting agreement shall govern with respect to the matters set forth therein to the extent inconsistent with this Article II; provided, that the indemnification provisions of such underwriting agreement as they relate to the Selling Holders are customary for registrations of the type then proposed and provide for indemnification by such Selling Holders only with respect to information relating to such Selling Holder (which information shall be limited to the name of such Selling Holder, the address of such Selling Holder, the number of shares of Common Stock held by such Selling Holder, the number of shares of Common Stock being offered by such Selling Holder in the offering and the nature of the beneficial ownership of the Common Stock owned by such Person) furnished in writing to the Company by or on behalf of such Selling Holder expressly for inclusion in such registration statement (or in any preliminary, final or summary prospectus included therein) or Disclosure Package, or any amendment thereof or supplement thereto.

2.11                        Rule 144.  Following the IPO, the Company shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 under the Securities Act set forth in paragraph (c) of Rule 144 shall be satisfied.  The Company agrees to use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, at any time after it has become subject to such reporting requirements.  Upon the request of any Holder for so long as such information is a necessary element of such Person’s ability to avail itself of Rule 144, the Company shall deliver to such Person (i) a written statement as to whether it has complied with such requirements and (ii) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing such Person to sell any such securities without registration.

2.12                        Holdback Agreement.  Each of the Company and each Holder (other than a Holder that (1) is not an employee of the Company or any of its Subsidiaries and (2) beneficially owns less than 10% of the Common Stock that is outstanding immediately prior to the offering (calculated on a fully-diluted and fully-Exchanged basis) of Registrable Securities (whether or not such Registrable Securities are covered by a registration statement filed pursuant to Section 2.1, Section 2.2, Section 2.3 or Article III)) agrees that during (i) such period following the effective date (which period shall in no event exceed 180 days, subject to any applicable “booster shot” extensions to the extent required under the applicable regulations of FINRA) of a registration statement of the Company filed in connection with the IPO as may be requested by the underwriter or underwriters of such underwritten offering, (ii) with respect to underwritten offerings (other than Non-Marketed Underwritten Shelf Take-Downs) only, such period (which period shall in no event exceed 90 days, subject to any applicable “booster shot” extensions to the extent required under the applicable regulations of FINRA) following the effective date of a registration statement of the Company filed under the Securities Act subsequent to the IPO (or, if later in the case of a Marketed Underwritten Shelf Take-Down, the date the underwriting agreement for such Marketed Underwritten Shelf Take-Down is entered into) as may be requested by the underwriter or underwriters of such underwritten offering, and (iii) with respect to Non-Marketed Underwritten Shelf Take-Downs for which an affirmative Non-Marketed Shelf Take-Down Piggyback Election is made only, such period (which period shall in no event exceed 45 days, subject to any applicable “booster shot” extensions to the extent required under the applicable regulations of FINRA) following the date the underwriting agreement for such Non-Marketed Underwritten Shelf Take-Down is entered into as may be requested by the underwriter or underwriters of such underwritten offering, each of the Company, such Holder and its Affiliates shall not, to the extent requested by the Company and/or any underwriter, offer, sell, contract to sell, pledge, hypothecate, transfer, make any short sale of, loan, grant any option or right to purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period (which prohibition precludes such Holder and its Affiliates from engaging in any hedging transaction with respect to Registrable Securities), except Registrable Securities included in such registration; provided, that with respect to restrictions imposed pursuant to clause (iii) above, in no event shall any Holder be subject to such restrictions for more than 90 days during any 12-month period (plus any applicable “booster shot” periods to the extent required under the applicable regulations of FINRA ).  Each Holder agrees that it shall deliver to the underwriter or underwriters of any offering to which clause (i), (ii) or (iii) is applicable a customary agreement reflecting its agreement set forth in this Section 2.12. For the avoidance of doubt, no restrictions under this Section 2.12 shall apply with respect to Non-Marketed Underwritten Shelf Take-Downs for which no Non-Marketed Shelf Take-Down

Piggyback Election is made. For the avoidance of doubt, for the purposes of this Section 2.12, a Management Vehicle shall be deemed to be an employee of the Company.

2.13                        Suspension of Sales.  Each Selling Holder participating in a registration agrees that, upon receipt of notice from the Company pursuant to Section 2.7(f), such Selling Holder shall discontinue disposition of its Registrable Securities pursuant to such registration statement until receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.7(f), or until advised in writing by the Company that the use of the prospectus may be resumed, as the case may be, and, if so directed by the Company, such Selling Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities which are current at the time of the receipt of the notice of the event described in Section 2.7(f).

2.14                        Third Party Registration Rights.  Nothing in this Agreement shall be deemed to prevent the Company from providing registration rights to any other Person on such terms as the board of directors of the Company deems desirable in its sole discretion, so long as (1) such registration rights do not limit the ability of the Registration Parties to require a Demand Registration or a Marketed Underwritten Shelf Take-Down under this Agreement and (2) such Person may include Common Stock in a registration only to the extent that the inclusion of such Common Stock will not diminish the amount of Registrable Securities that are entitled to be included in such registration by the Viola Holders and the SL Holders.

ARTICLE III

EXCHANGE REGISTRATION

3.1                               Exchange Registration.  At such time as the Company first becomes eligible to file a Registration Statement on Form S-3, which shall be not less than one year after the date hereof, the Company shall, as promptly as reasonably practicable, file and use reasonable best efforts to effect the registration under the Securities Act and applicable state securities laws a registration statement (“Exchange Registration Statement”) for the shares of Common Stock issuable upon Exchange of all of the shares of Class C Common Stock together with all of the Virtu Financial Units held by the Employee Holders for shares of Common Stock.  Such registration pursuant to this Section 3.3, including as amended, renewed or replaced as provided in Section 3.3(b), is referred to herein as an “Exchange Registration.”

3.2                               Continued Effectiveness; Renewal and Replacement.  The Company shall use its reasonable best efforts to keep the Exchange Registration Statement continuously effective under the Securities Act and applicable state securities laws until the date as of which no Employee Holder holds Class C Common Stock or Virtu Financial Units.  In addition, the Company shall promptly amend, renew or replace, as necessary, any Exchange Registration Statement that shall have expired or otherwise been deemed unusable and shall use its reasonable best efforts to keep such amended, renewed or replaced Exchange Registration Statement continuously effective under the Securities Act and applicable state securities laws until the date as of which no Employee Holder holds Class C Common Stock or Virtu Financial Units.  For so long as an Exchange Registration Statement is effective and is usable under this Article III by the

Employee Holders, no Management Vehicle or Transferee thereof shall have any registration rights under Article II.  For the avoidance of doubt, this Article III shall not provide any Employee Holder the right to request an Underwritten Shelf Take-Down.  Nothing in this Section 3.2 shall be deemed to waive any obligation of a Holder pursuant to Section 2.12 hereof.

3.3                               Company Blackout Rights.  With respect to any Exchange Registration Statement filed, or to be filed, including any amendment, renewal or replacement thereof, pursuant to this Section 3.3, if (i) the board of directors of the Company determines in good faith after consultation with outside counsel that the Exchange Registration would cause the Company to disclose material non-public information, which disclosure (x) would be required to be made in the Exchange Registration Statement so that it would not be materially misleading, (y) would not be required to be made at such time but for the filing or effectiveness of the Exchange Registration Statement and (z) would be materially detrimental to the Company or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other similar transaction involving the Company or any of its Subsidiaries, and that, as a result of such potential disclosure or interference, it is in the best interests of the Company to defer the filing or effectiveness of the Exchange Registration Statement at such time or suspend the Employee Holders’ use of any prospectus which is a part of the Exchange Registration Statement, and (ii) the Company furnishes to the Employee Holders a certificate signed by the chief executive officer of the Company to that effect, then the Company shall have the right to defer such filing or effectiveness or suspend the continuance of such effectiveness for a period of not more than 120 days (in which event, in the case of a suspension, the Employee Holders shall discontinue Exchanges pursuant to the Exchange Registration Statement); provided, that the Company shall not use this right, together with any other deferral or suspension of the Company’s obligations under Section 2.1 or Section 2.3, more than once in any 12-month period.  The Company shall notify the Employee Holders of the expiration of any period during which it exercised its rights under this Section 3.3.  The Company agrees that, in the event it exercises its rights under this Section 3.3, it shall, as promptly as reasonably practicable following the expiration of the applicable deferral or suspension period, file or update and use its reasonable best efforts to cause the effectiveness of, as applicable, the applicable deferred or suspended Exchange Registration Statement or prospectus which is a part of the Exchange Registration Statement.

3.4                               Article III Holdbacks.

Notwithstanding anything in this Article III to the contrary, in order for any Employee Holder to receive the benefit of this Article III, such Employee Holder hereby agrees to be subject to Section 2.12, irrespective of the percentage of outstanding Common Stock beneficially owned by such Employee Holder, mutatis mutandis.

ARTICLE IV
MISCELLANEOUS

4.1                               Notices.  All notices, requests, demands and other communications to any party hereunder shall be made in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received by non-automated response) and shall be given:

(a)                                 if to the Company, to:

Virtu Financial, Inc.

645 Madison Avenue

New York, New York 10022

Attention: General Counsel
E-mail: jwaldie@virtu.com

With copies (which shall not constitute actual or constructive notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Attention:  John C. Kennedy

Jeffrey D. Marell

Facsimile:  (212) 757-3990

E-mail:  jkennedy@paulweiss.com

jmarell@paulweiss.com

(b)                                 if to any Viola Holder, to:

TJMT Holdings LLC

c/o Virtu Financial Inc.

645 Madison Avenue

New York, New York 10022

Attention: General Counsel
E-mail: jwaldie@virtu.com

With copies (which shall not constitute actual or constructive notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Attention:  John C. Kennedy

Jeffrey D. Marell

Facsimile:  (212) 757-3990

E-mail:  jkennedy@paulweiss.com

jmarell@paulweiss.com

(c)                                  if to any SL Holder, to:

c/o Silver Lake Partners

2775 Sand Hill Road, Suite 100

Menlo Park, California 94025

Attention:  Karen King

Facsimile:  (650) 233-8125

E-mail:  karen.king@silverlake.com

and

c/o Silver Lake Partners

9 West 57th Street

32nd Floor

New York, NY 10019

Attention:  Andrew J. Schader

Facsimile:  (212) 981-3535

E-mail:  andy.schader@silverlake.com

With copies (which shall not constitute actual or constructive notice) to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention: Rich Capelouto

Atif I. Azher

Facsimile:  (650) 251-5002

E-mail:  rcapelouto@stblaw.com

aazher@stblaw.com

(d)                                 if to any Management Vehicle, to:

Virtu Employee Holdco LLC / Virtu East MIP LLC

c/o Virtu Financial Inc.

645 Madison Avenue

New York, New York 10022

Attention: General Counsel
E-mail: jwaldie@virtu.com

(e)                                  if to any Additional Holder, to the addresses and other contact information set forth on Annex A to this Agreement (it being understood that any Holder may, from time to time, update any address and/or other contact information for itself on Annex A by providing written notice of such update to the Company and the other Holders), or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. New York City time on a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

4.2                               Section Headings.  The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.  References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

4.3                               Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

4.4                               Consent to Jurisdiction and Service of Process.  The Parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement (whether brought by any Party or any of its Affiliates or against any Party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 4.1 shall be deemed effective service of process on such Party.

4.5                               WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

4.6                               Amendments; Termination.  This Agreement may be amended only by an instrument in writing executed by the Company, the Viola Holders and the SL Holders.  Any such amendment will apply to all Holders equally, without distinguishing between them.  Any consent or other action to be taken by the SL Holders shall be taken by those SL Holders holding in the aggregate a majority of the Registrable Securities held by all the SL Members.  This Agreement will terminate as to any Holder when it no longer holds any Registrable Securities.  This Agreement will no longer be applicable to Registrable Securities that are registered in a Public Offering on The New York Stock Exchange, Nasdaq National Market or any successor thereto or any other U.S. securities exchange on which shares issued by the Company are then so qualified or listed or are sold pursuant to a brokers’ transaction or a transaction directly with a market maker, including a sale pursuant to Rule 144 of the Securities Act or any similar rule or successor rule promulgated for similar purposes.

4.7                               Specific Enforcement.  The Parties acknowledge that the remedies at law of the other Parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any Party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

4.8                               Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the Parties with respect to the transactions contemplated by this Agreement.  The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any Registrable Securities granted under any other agreement at any time, and any of such preexisting registration rights are hereby terminated.

4.9                               Severability.  The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions.  Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

4.10                        Counterparts.  This Agreement may be executed in multiple counterparts, including by means of facsimile or .pdf, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Signature Page Follows]

So agreed:

VIRTU FINANCIAL, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

VIOLA HOLDERS

TJMT HOLDINGS LLC

By:

Name:
Title:

[OTHER VIOLA HOLDERS]

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

SILVER LAKE TECHNOLOGY ASSOCIATES III, L.P.

By: SLTA III (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its sole member

By:
Title: Managing Member

SILVER LAKE PARTNERS III DE (AIV III), L.P.

By: Silver Lake Technology Associates III, L.P., its general partner

By: SLTA III (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its sole member

By:
Title: Managing Member

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By: Silver Lake Technology Associates III, L.P., its general partner

By: SLTA III (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its sole member

By:
Title: Managing Member

[Signature Page to Registration Rights Agreement]

SLP III EW FEEDER I, L.P.

By: Silver Lake Technology Associates III, L.P., its general partner

By: SLTA III (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its sole member

By:
Title: Managing Member

[Signature Page to Registration Rights Agreement]

VIRTU EMPLOYEE HOLDCO LLC

By:
Name:
Title:

VIRTU EAST MIP LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

ADDITIONAL HOLDERS

Douglas A. Cifu

Christopher Concannon

Graham Free

[Other Additional Holders]

[Signature Page to Registration Rights Agreement]

Annex A

Contact Information

Annex B

FORM OF
JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Registration Rights Agreement, dated as of [          ], 2014 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Registration Rights Agreement”), by and among Virtu Financial, Inc., TJMT Holdings LLC, and the other Persons who execute the signature pages thereto under the heading “Viola Holders,” SLP III EW Feeder I, L.P., Silver Lake Technology Associates III, L.P., Silver Lake Partners III DE (AIV III), L.P., Silver Lake Technology Investors III, L.P., Virtu Employee Holdco LLC, Virtu East MIP LLC, and the other Persons who execute the signature pages thereto under the heading “Additional Holders.”  Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Registration Rights Agreement.

By executing and delivering this Joinder Agreement to the Registration Rights Agreement, the undersigned hereby adopts and approves the Registration Rights Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming a Transferee of Registrable Securities, to be bound by and comply with the provisions of, the Registration Rights Agreement, including Section 2.12 or Section 3.4, as applicable, therein, in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

The undersigned acknowledges and agrees that Article IV of the Registration Rights Agreement is incorporated herein by reference, mutatis mutandis.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the      day of                         ,           .

(Signature of Transferee)

(Print Name of Transferee)

Address:

Telephone:
Facsimile:
Email:

AGREED AND ACCEPTED

as of the          day of                         ,           .

VIRTU FINANCIAL INC.

By:
Name:
Title:

Annex C

FORM OF
SPOUSAL CONSENT

In consideration of the execution of that certain Registration Rights Agreement, dated as of [          ], 2014 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Registration Rights Agreement”), by and among Virtu Financial, Inc., TJMT Holdings LLC, and the other Persons who execute the signature pages thereto under the heading “Viola Holders,” SLP III EW Feeder I, L.P., Silver Lake Technology Associates III, L.P., Silver Lake Partners III DE (AIV III), L.P., Silver Lake Technology Investors III, L.P., Virtu Employee Holdco LLC, Virtu East MIP LLC, and the other Persons who execute the signature pages thereto under the heading “Additional Holders,” I,                                         , the spouse of                                                       , who is a party to the Registration Rights Agreement, do hereby join with my spouse in executing the foregoing Registration Rights Agreement and do hereby agree to be bound by all of the terms and provisions thereof, in consideration of Transfer of Registrable Securities and all other interests I may have in the shares and securities subject thereto, whether the interest may be pursuant to community property laws or similar laws relating to marital property in effect in the state or province of my or our residence as of the date of signing this consent.  Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

Dated as of ,
(Signature of Spouse)

(Print Name of Spouse)